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                          EXHIBIT 99.1

August 1, 1994

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, NW
Washington, DC 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K/A of Arbor Property Trust dated June 7, 1994.

Yours truly,

Deloitte & Touche